UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 29, 2003
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
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               (Exact name of registrant as specified in charter)


         Delaware                         0-22624             05-0473908
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(State or other jurisdiction of        (Commission         (IRS Employer
incorporation or organization)         File Number)        Identification No.)

1000 Columbia Avenue
Linwood, Pennsylvania                                            19061
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     Foamex International Inc. ("Foamex") is reporting that the Bankruptcy Trustee for Trace International Holdings, Inc. ("Trace") and Marshall S. Cogan, Chairman of Foamex, have settled the lawsuits brought by the Trustee against Mr. Cogan, subject to the approval of the Bankruptcy Court for the Southern District of New York. A motion for the approval of the proposed settlement has been filed with the Bankruptcy Court. Foamex has previously reported the Trace lawsuits, but is not a party to the litigation.

     The settlement entered into with the Trustee will, subject to the Bankruptcy Court's approval and payment of the agreed upon amounts, completely release Mr. Cogan from any liability to the Trace estate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 29, 2003

                                         FOAMEX INTERNATIONAL INC.

                                         By: K. Douglas Ralph
                                             -------------------------------
                                         Name:  K. Douglas Ralph
                                         Title: Executive Vice President and
                                                Chief Financial Officer